                                                                     EXHIBIT 1.3

                                                                  CONFORMED COPY
                               (Euro)25,000,000

                Cybernet Internet Services International, Inc.

            13.0% Convertible Senior Subordinated Pay-In-Kind Notes
                                   due 2009


                              PURCHASE AGREEMENT
                              ------------------

                                                                 August 19, 1999


Morgan Stanley & Co. International Limited
25 Cabot Square
Canary Wharf
London E14 4QA

Ladies and Gentlemen:

     Cybernet Internet Services International, Inc., a Delaware corporation, (the "Company") proposes to issue and sell to the initial purchaser listed on
      -------
Schedule I hereto (the "Initial Purchaser") (Euro)25,000,000 aggregate principal
                        -----------------
amount of 13.0% Convertible Senior Subordinated Pay-In-Kind Notes due 2009.
The Notes are to be issued under an Indenture, dated as of August 26, 1999 (the "Indenture"), between the Company and The Bank of New York, as Trustee (in such
 ---------
capacity, the "Trustee").  The shares of Common Stock issuable upon exercise of
               -------
the right to convert the Notes pursuant to the provisions of Article X of the Indenture (the "Conversion Right"), are herein referred to as the "Conversion
                ----------------                                   ----------
Shares."  The Notes and the Conversion Shares are collectively referred to
------
herein as the "Securities."
               ----------

     The Notes will be offered and sold to the Initial Purchaser without being registered under the United States Securities Act of 1933, as amended (the

"Securities Act"), in reliance upon exemptions therefrom.  The Company has
---------------
prepared a preliminary offering memorandum, dated (Euro)August 13, 1999, and a supplement to the preliminary offering memorandum, dated August 13, 1999 (collectively, the "Preliminary Offering Memorandum"), and an offering
                    -------------------------------
memorandum dated the date hereof and a supplement (the "Supplement") to the
                                                        ----------
offering memorandum, dated the date hereof (collectively, the "Offering
                                                               --------
Memorandum"), setting forth information concerning the Company, its subsidiaries
----------
and the Securities. Copies of the Preliminary Offering Memorandum and the Offering Memorandum will be delivered by the Company to the Initial Purchaser pursuant to the terms of this Agreement. Any references herein to the Preliminary Offering Memorandum and to the Offering Memorandum shall be deemed to include all amendments and supplements thereto (including, in the case of the Offering Memorandum, whether specifically referenced in any particular paragraph herein or not, the Supplement) unless otherwise noted. The Company hereby confirms that it has authorized the use of the Preliminary Offering Memorandum and the Offering Memorandum in connection with the offering and resale of the Notes by the Initial Purchaser in accordance with Section 2.

     Holders of the Notes and Conversion Shares, as the case may be (including the Initial Purchaser and its direct and indirect transferees), will be entitled to the benefits of a Registration Rights Agreement, substantially in the form attached hereto as Annex A (the "Registration Rights Agreement"), pursuant to
                                 -----------------------------
which the Company will agree to file with the U.S. Securities and Exchange Commission (the "Commission") a resale shelf registration statement
                              ----------
pursuant to Rule 415 under the Securities Act (the "Resale Shelf Registration
                                                    -------------------------
Statement") with respect to resales of the Notes and the notes issuable in
---------
payment of interest pursuant to the Indenture (the "Secondary Notes") (which Resale Shelf Registration Statement shall also register the sale of the underlying Common Stock issuable upon conversion thereof). The Company will further agree pursuant to the Registration Rights Agreement that it will file with the Commission a shelf registration statement (the "Conversion Shelf
                                                         ----------------
Registration Statement") registering the issuance or resale of Conversion Shares
----------------------
on or prior to the one-year anniversary of the Closing Date.

     This Agreement, the Indenture and the Registration Rights Agreement are referred to herein collectively as the "Operative Documents."
                                        -------------------

          1. Representations, Warranties and Agreements of the Company. The Company represents, warrants and agrees that:

               (a) The Preliminary Offering Memorandum and the Offering Memorandum, as of their respective dates, did not, and the Offering Memorandum, as of the Closing Date (as defined in Section 2 hereof), will not, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company does not make any representation or warranty as to information contained in or omitted from the Preliminary Offering Memorandum or the Offering Memorandum in reliance upon and in conformity with the written information furnished to the Company by the Initial Purchaser specifically for inclusion therein and described in Section 7(e).

               (b) Assuming the accuracy of the representations and warranties of the Initial Purchaser contained in Section 3 and its compliance with the agreements set forth therein, it is not necessary, in connection with the issuance and sale of the Notes to the Initial Purchaser and the offer, resale and delivery of the Notes by the Initial Purchaser in the manner contemplated by this Agreement and the Offering Memorandum, to register the Securities under the Securities Act or to qualify the Indenture under the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act").
                           -------------------

               (c) The Company has been duly incorporated, is validly existing and in good standing under Delaware law; the Company is solvent, is not in bankruptcy, liquidation or receivership and is duly qualified to do business in each jurisdiction in which its ownership or lease of property or the conduct of its business requires such qualification, except where the failure to so qualify would not reasonably be expected to have, singularly or in the aggregate, a material adverse effect on the financial position, stockholders' equity, results of operations, business or prospects of the Company and its subsidiaries; and the Company has all power and authority necessary to own or hold its respective property and to conduct the business in which it is engaged.

               (d) Each of the subsidiaries (as defined in Section 13 hereof) of the

     Company has been duly organized, is validly existing and in good standing under the laws of its jurisdiction of organization or incorporation, is solvent, is not in bankruptcy, liquidation or receivership and is duly qualified to do business in each jurisdiction in which its ownership or lease of property or the conduct of its business requires such qualification, except where the failure to so qualify would not reasonably be expected to have, singularly or in the aggregate, a material adverse effect on the financial position, stockholders' equity, results of operations, business or prospects of the Company and its subsidiaries; and each has all power and authority necessary to own or hold its respective property and to conduct the business in which it is engaged.

          (e) The Company has an authorized and issued share capital and capitalization as set forth in the Supplement under the heading "Capitalization," except for the one-for-one conversion of shares of Series A Preferred Stock, par value $0.001 per share (the "Series A Preferred
                                                         ------------------
     Stock"), occurring after June 30, 1999 for Common Stock; all outstanding
     -----
     shares of capital stock of the Company have been duly authorized and are validly issued and fully paid and nonassessable; the Conversion Shares have been duly authorized and, when the Conversion Shares are issued in accordance with the terms and conditions contained in the Indenture upon exercise of the Conversion Right, such Conversion Shares will be validly issued and fully paid and nonassessable and holders of the Conversion Shares will have no liability for any debt or other obligation of the Company towards third parties in their capacity as holders of the Conversion Shares; and the stockholders of the Company have no preemptive rights with respect to the Conversion Shares which have not been validly excluded prior to the date hereof, and there is no other conflicting right, contingent or otherwise, of any person to purchase or be offered for purchase any of the Conversion Shares and no depositary receipts have been issued with respect to the Conversion Shares offered by the Company; the Conversion Shares have been duly reserved for issuance in accordance with the terms of the Notes and the Indenture.

          (f) The Company has no Indebtedness (as defined in the Offering Memorandum) other than (i) as set forth on the June 30, 1999 Consolidated Balance Sheet of the Company set forth in the Supplement and (ii) the Company's 14% Senior Notes due 2009 (the "Senior Notes").
                                               ------------

          (g) The execution, delivery and performance of the Operative Documents by the Company and the consummation of the transactions contemplated hereby and thereby will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement, shareholders agreement or other material agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the properties or assets of the Company or any of its subsidiaries are subject, nor will such actions result in any violation of the provisions of the Certificate of Incorporation or By-laws or equivalent constitutive documents of the Company or any of its subsidiaries or any statute, license, legislation, authorization, or any order, rule or regulation of any court or governmental agency or body (including, without limitation, any statutes, rules, orders or regulations promulgated by the Federal Communications Commission or the Commission of the European Community) having jurisdiction over the Company or any of its subsidiaries or any of their properties or assets subject, other than with respect to violations of the provisions of the Certificate of Incorporation or By-laws or equivalent constitutive documents of the Company or any of its subsidiaries, to such exceptions as, individually or in the aggregate, could not reasonably be expected to have a material adverse effect on the financial position, stockholders' equity, results of operations, business or prospects of the Company and its subsidiaries. No consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body (including, without limitation, any statutes, rules, orders or regulations promulgated by the Federal Communications Commission or the Commission of the European Community) is required for the execution, delivery and performance of the Operative Documents by the Company and the consummation of the transactions contemplated hereby and thereby except (A) as have been obtained or made, (B) with respect to the transactions contemplated by the Registration Rights Agreement, as may be required under the Securities Act, the Trust Indenture Act and the rules and regulations of the Commission thereunder and (C) as required by state or foreign securities or "Blue Sky" laws.


          (h) The Company has full power and authority to enter into this Agreement; this Agreement has been duly authorized, executed and delivered by the Company and, when duly authorized, executed and delivered by the Initial Purchaser, will constitute a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except that the enforcement thereof may be subject to bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing, and except, with respect to the rights of indemnification and contribution thereunder, where enforcement thereof may be limited by public policy.

          (i) The Company has full power and authority to enter into the Indenture; the Indenture has been duly authorized by the Company and upon effectiveness of a Shelf Registration Statement will be qualified under the Trust Indenture Act; and, on the Closing Date (as defined below), the Indenture will have been duly executed and delivered by the Company and will conform, in all material respects, to the description thereof contained in the Offering Memorandum and, assuming due authorization, execution and delivery of the Indenture by the Trustee, the Indenture will constitute a valid and legally binding obligation of the Company, enforceable in accordance with its terms, except that the enforcement thereof may be subject to bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

          (j) The Company has full power and authority to offer and sell the Notes; the Notes have been duly authorized by the Company; and, when the Notes are delivered to and paid for by the Initial Purchaser pursuant to this Agreement on the Closing Date, such Notes will have been duly executed, authenticated, issued and delivered (assuming due authentication of the Notes by the Trustee) and will conform, in all material respects, to the description thereof contained in the Offering Memorandum and, assuming due authentication of the Notes by the Trustee, such Notes will constitute valid and legally binding obligations of the Company, entitled to the benefits of the Indenture and enforceable in accordance with their terms, except that the enforcement thereof may be subject to bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

          (k) The Company has full power and authority to enter into the Registration Rights Agreement; the Registration Rights Agreement has been duly authorized by the Company and will conform, in all material respects, to the description thereof contained in the Offering Memorandum; and when executed and delivered by the Company (assuming due authorization, execution and delivery by the Initial Purchaser) will have been duly executed and delivered and will be a valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms, except that the enforcement thereof may be subject to bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing, and except, with respect to the rights of indemnification and contribution thereunder, where enforcement thereof may be limited by public policy.

          (l) No stamp or other issuance taxes or duties are payable by or on behalf of the Initial Purchaser as a consequence of the issue of the Securities, the sale of the Notes to the Initial Purchaser and/or the initial resale of the Securities to investors.

          (m) Neither the Company nor any of its subsidiaries has sustained, since the date of the latest audited financial statements included in the Offering Memorandum, any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree; and, since such date, there has not been any change in the share capital (except for the one-for-one conversion of shares of Series A Preferred Stock occurring after August 2, 1999) or long-term debt of the Company or any of its subsidiaries or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, stockholders' equity, results of operations or prospects of the

     Company and its subsidiaries, otherwise than as set forth in the Offering Memorandum.

          (n) The consolidated financial statements of the Company (and the related notes) set forth in the Offering Memorandum (including the consolidated financial statements of the Company (and the related notes) set forth in the Supplement) comply in all material respects with the requirements that would be applicable to a registration statement on Form S-1 under the Securities Act and were prepared in accordance with generally accepted accounting principles in the United States ("U.S. GAAP") fairly the financial condition and results of operations of the entities purported to be shown thereby, at the dates and for the periods indicated (subject in the case of interim statements to normal year-end audit adjustments). The financial information contained in the Offering Memorandum (including that contained within the Supplement) under the headings "Summary -- Summary Consolidated Financial and Operating Data", "Capitalization", "Selected Consolidated Financial and Operating Information", "Unaudited Pro Forma Consolidated Financial Statements" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" are derived from the accounting records of the Company and its subsidiaries and fairly present the information purported to be shown thereby. The summary financial and other data and selected financial and other data included in the Offering Memorandum have been accurately extracted from the financial statements of the Company. The pro forma financial information contained in the Offering Memorandum has been prepared on a basis consistent with the historical financial statements contained in the Offering Memorandum (except for the pro forma adjustments specified in the Offering Memorandum), includes all material adjustments to the historical financial information required by Rule 11-02 of Regulation S-X under the Securities Act and the Securities Exchange Act of 1934 (the "Exchange Act") to reflect
                                                       ------------
     the transactions described in the Offering Memorandum, gives effect to assumptions made on a reasonable basis and fairly presents the historical and proposed transactions contemplated by the Offering Memorandum and by the Operative Documents. The other historical financial and statistical information and data included in the Offering Memorandum (including that contained within the Supplement) are, in all material respects, fairly presented.

          (o) Schitag Ernst & Young, AG and Grant Thornton S.p.A., who have audited the consolidated financial statements of the Company and Flashnet, respectively, whose reports appear in the Offering Memorandum and who will deliver the initial letters referred to in Section 4(p) hereof are each independent public accountants with respect to the Company and Flashnet, respectively, within the meaning of the Securities Act and the rules and regulations promulgated thereunder.

          (p) The Company and each of its subsidiaries has good and marketable title to all personal property owned by them, subject to such exceptions that, individually or in the aggregate, could not reasonably be expected to have a material adverse effect on the financial position, results of operations, business or prospects of the Company and its subsidiaries, in each case free and clear of all liens, encumbrances and defects except such as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and its subsidiaries. Neither the Company nor any of its subsidiaries owns any title to real property or buildings, and all real property and buildings held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases, with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries.

          (q) The Company and each of its subsidiaries carry, or are covered by, insurance in such amounts and covering such risks as the Company has reasonably concluded is sufficient based upon experience and industry practice and is adequate for the conduct of their respective businesses and the value of their respective properties.

          (r) The Company and each of its subsidiaries own or possess adequate rights to use all material intellectual property, including without limitation, patents, inventions, processes, technology and know-how, trade mark registrations, service mark registrations, copyrights and works of authorship in any media, including computer hardware, software, systems, databases, documentation, files and Internet site content, trademarks, service marks, trade names, domain names, URLs, e-mail addresses, logos, slogans and trade dress, trade secrets and all confidential or proprietary information and materials, and all related registrations, applications, recordings and licenses ("Intellectual Property") necessary for the conduct
                               ---------------------
     of their respective businesses except for such Intellectual Property the lack of possession of which could not reasonably be expected to have a material adverse effect on the financial position, results of operations, business or prospects of the Company and its subsidiaries. The Company has no reason to believe that its Intellectual Property infringes, misappropriates or impairs ("Infringes"), or is being so Infringed by, the
                                  ---------
     Intellectual Property of any third party, and has not received any notice alleging such Infringement by any third party. No legal or government proceeding is pending, and no law, ordinance, rule, regulation, order, judgment or decree is pending that limits or challenges the ownership, use, validity or enforceability of any Intellectual Property owned or used by the Company or any of its subsidiaries, and the Company has no knowledge of a valid basis for any of the foregoing. The Company and each of its subsidiaries take all reasonable steps to protect and maintain their Intellectual Property (including any confidential Intellectual Property), and have taken all necessary actions, made all necessary filings and paid all necessary fees in connection with the foregoing. Any licenses, sublicenses, royalty or other agreements concerning Intellectual Property to which the Company or any of its subsidiaries is a party are valid and in full force and effect, no party thereto is, or is alleged to be in default thereunder, and no event exists that, with notice or lapse of time or both, would constitute an event of default thereunder or result in a right to accelerate, or loss of rights thereunder, except for licences, sublicense, royalty or other agreements the lack of validity or enforceability of which or the default under which could not reasonably be expected to have a material adverse effect on the financial position, results of operations, business or prospects of the Company and its subsidiaries.

          (s) There are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property or asset of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries, might reasonably be expected to have a material adverse effect on the financial position, stockholders' equity, results of operations, business or prospects of the Company and its subsidiaries; and to the best of the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

          (t) Except as otherwise disclosed in the Offering Memorandum, there are no business relationships or other related-party transactions of the nature described in Item 404 of Regulation S-K of the Commission ("Item
                                                                        ----
     404") involving the Company or any other party referred to in Item 404,
     ---
     except for transactions that would be considered immaterial under Item 404.

          (u) No transaction or relationship exists which would have been required to be described in the Offering Memorandum by the Securities Act and the rules and regulations thereunder if such Offering Memorandum were a prospectus included in a registration statement on Form S-1 under the Securities Act, which is not so described.

           (v) Except as disclosed in the Offering Memorandum, the Company and its subsidiaries have duly filed with the appropriate taxing authorities all tax returns, reports and other information required to be filed through the date hereof and have paid all taxes due thereon, except where (i) (A) extensions have been properly obtained or are being contested in good faith and for which adequate reserves have been provided for in accordance with U.S. GAAP and (B) such extensions referred to in clause (i)(A) are disclosed in the Offering Memorandum and (ii) the failure to so file or pay could not reasonably be expected to have a material adverse effect on the financial position, stockholders' equity, results of operations, business or prospects of the Company and its subsidiaries; each such tax return, report or other information was, when filed, accurate and complete in all material respects; the Company has no knowledge of any tax deficiency which, if determined adversely to the Company or any of its subsidiaries, might reasonably be expected to have a material adverse effect on the financial position, stockholders' equity, results of operations, business or prospects of the Company and its subsidiaries.

          (w) All interest payments payable on the Notes may be paid by the Company in U.S. dollars and all dividends and other distributions declared and payable on the Conversion Shares may be paid by the Company in U.S. dollars and all such payments will not be subject to income, withholding or other taxes under the laws and regulations of the United States or Germany or any political subdivision or taxing authority thereof or therein and will otherwise be free and clear of any other tax, duty, withholding or deduction in the United States or Germany or any political subdivision or taxing authority thereof or therein and without the necessity of obtaining any governmental authorization in the United States or Germany or any political subdivision or taxing authority thereof or therein.


          (x) Since the date as of which information is given in the Offering Memorandum through the Closing Date (except for the one-for-one conversion of shares of Series A Preferred Stock occurring after August 2, 1999 for Common Stock), and except as may otherwise be disclosed in the Offering Memorandum, the Company has not (i) issued or granted any securities, including, without limitation, any options or warrants, (ii) incurred any liability or obligation, direct or contingent, other than liabilities and obligations which were incurred in the ordinary course of business, (iii) entered into any transaction not in the ordinary course of business or (iv) declared or paid any dividend on its issued share capital.

          (y) There are no contracts or agreements between the Company and any person granting such person the right to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities to be registered pursuant to the Registration Rights Agreement or in any securities being registered pursuant to any other registration statement filed by the Company under the Securities Act, other than the Registration Rights Agreement among the Company, Lehman Brothers International (Europe)

     ("Lehman") and the Initial Purchaser dated July 8, 1999 with respect to the
     --------
     Company's Senior Notes.

          (z) Neither the Company nor any of its subsidiaries is (i) in violation of its respective Certificate of Incorporation or By-laws or equivalent constitutive documents, (ii) in default, and no event has occurred which, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it is bound or to which any of its properties or assets is subject, other than such defaults which could not reasonably be expected to have a material adverse effect on the financial condition, stockholders' equity, results of operations, business or prospects of the Company and its subsidiaries or (iii) in violation in any respect of any law, ordinance, governmental rule, regulation or court decree to which it or its properties or assets may be subject or has failed to obtain any license, permit, certificate, franchise or other governmental authorization or permit necessary to the ownership of its properties or assets or to the conduct of its business, other than such violations or failures which could not reasonably be expected to have a material adverse effect on the financial condition, stockholders' equity, results of operations, business or prospects of the Company and its subsidiaries.

          (aa) The Company (i) makes and keeps books and records which are accurate and complete in all material respects and (ii) maintains internal accounting controls which provide reasonable assurance that transactions are executed in accordance with management's authorization, transactions are recorded as necessary to permit preparation of its financial statements and to maintain accountability for its assets, access to its assets is permitted only in accordance with management's authorization and the reported accountability for its assets is compared with existing assets at reasonable intervals.

          (bb) Neither the Company nor any of its subsidiaries, nor any director, officer, agent, employee or, to the Company's knowledge, other person associated with or acting on behalf of the Company or any of its subsidiaries, has (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity, (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds, (iii) violated or is in violation of any provision of the United States Foreign Corrupt Practices Act of 1977, as amended, or (iv) made any bribe, rebate (other than legal price concessions to customers in the ordinary course of business), payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

          (cc) The Company is not in violation in any respect of any applicable environmental law, ordinance, rule, regulation, order, judgment, decree or permit in any jurisdiction with respect to the properties of the Company or any of its subsidiaries, other than such violations which could not reasonably be expected, singularly or in the aggregate, to have a material adverse effect on the financial condition, stockholders' equity, results of operations, business or prospects of the Company and its subsidiaries.

          (dd) Except as described in the Offering Memorandum, there are no material acquisitions of businesses or assets by the Company or any of its subsidiaries pending or currently being negotiated.


          (ee) No labor disturbance by employees of the Company or any of its subsidiaries exists or, to the knowledge of the Company, is imminent which might reasonably be expected to have a material adverse effect on the financial position, stockholders' equity, results of operations, business or prospects of the Company or its subsidiaries.

          (ff) All computer hardware, software, databases, automated systems and other computer and telecommunications equipment owned or licensed by the Company or any of its subsidiaries can be used prior to, during and after the calendar year 2000 and will operate during each such time period and at least as effectively during each such time period without material error relating to the processing, calculating, comparing, sequencing or other use of date-related data function (the foregoing ability, "Year 2000
                                                            ---------
     Compliant").  The Company reasonably believes, after due inquiry, that
     ---------
     suppliers, vendors, customers or other material third parties used or served by the Company and its subsidiaries are or will be Year 2000 Compliant in a timely manner, except as would not have a material adverse effect on the financial position, stockholders' equity, results of operations, business prospects or operations of the Company and its subsidiaries. The Company has no reason to believe, and does not believe, that there are any issues related to the Company's ability to be Year 2000 Compliant that are of a character required to be described or referred to in the Offering Memorandum.

          (gg) The Company is not an open-end investment company, unit investment trust or face-amount certificate company that is or is required to be registered under Section 8 of the United States Investment Company Act of 1940, as amended (the "Investment Company Act"), nor is it a closed-
                                   ----------------------
     end investment company required to be registered, but not registered, thereunder; and the Company is not and, after giving effect to the offering and sale of the Notes and the application of the proceeds thereof as described in the Offering Memorandum, will not be an "investment company" as defined in the Investment Company Act and the rules and regulations of the Commission thereunder.

          (hh) The Securities satisfy the eligibility requirements of Rule 144A(d)(3) under the Securities Act including, without limitation, the requirement that Notes have an "effective conversion premium" (as such term is defined in Rule 144A) of ten percent or greater.

          (ii) Neither the Company nor any subsidiary has incurred any liability for a fee, commission, or other compensation on account of the employment of a broker or finder in connection with the transactions contemplated by this Agreement.

          (jj) Neither the Company nor any subsidiary has taken, directly or indirectly, any action which is designed to or which has constituted or which might reasonably have been expected to cause or result in stabilization or manipulation of the price of any security of the Company or which would otherwise be prohibited by Regulation M under the Exchange Act in connection with the offering of the Securities.

          (kk) Neither the Company nor any of its affiliates, nor any agent acting on its or their behalf has offered or sold or will offer or sell any of the Securities (A) in the United States by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) under the Securities Act, or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act or (B) with respect to any such Securities sold in reliance on Rule 903 of Regulation S under the Securities Act, by means of any directed selling efforts within the meaning of Rule 902(b) of Regulation S. The Company, its affiliates and any agent acting on its behalf will comply with any offering restrictions and other requirements of Regulation S applicable to the transactions contemplated hereby including those applicable to any exercise of the Conversion Right. The Company has not entered, and will not enter, into any contractual arrangement with respect to the distribution of the Securities except for this Agreement and the agreements contemplated hereby.

          (ll) Neither the Company nor any of its Affiliates (as defined in Rule 501(b) of Regulation D promulgated under the Securities Act) has directly, or through any agent, sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any "security" (as defined in the Securities Act) which is or will be integrated with the sale of Securities in a manner that would require the registration under the Securities Act of the Securities.

          (mm) The Company owns no capital stock of, or other equity interests in, any Person (as defined in the Indenture), other than all of the issued and outstanding share capital of Cybernet Internet-Dienstleistungen AG

     ("Cybernet AG"),  Flashnet S.p.A. ("Flashnet"), Vianet Telekommunikations
     -------------                       --------
     AG ("Vianet"), Cybernet E-Commerce GmbH ("Cybernet E-Commerce") and Carolin
          ------                               -------------------
     Verwaltungsgesellschaft mBH ("Carolin") and 51% of the issued and
                                   -------
     outstanding share capital of Sunweb AG; none of Cybernet AG, Flashnet, Vianet, Cybernet E-Commerce, Carolin and Sunweb AG owns any capital stock of, or other equity interests in, any Person, except that (i) Cybernet AG owns all the issued and outstanding share capital of Open:Net Internet Solutions GmbH ("Open:Net") and of Cybernet Internet Beteiligungs GmbH
                      --------
     ("Cybernet GmbH") and 66% of the issued and outstanding share capital of
       -------------
     Eclipse s.r.l. ("Eclipse") and (ii) Sunweb AG owns all the issued and
                      -------
     outstanding share capital of Sunweb Internet Services GmbH ("Sunweb GmbH").
                                                                  -----------
     Open:Net, Cybernet GmbH, Eclipse and Sunweb GmbH do not own any capital stock of, or other equity interests in, any Person.

          (nn) The Company is in compliance in all material respects with all presently applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder ("ERISA"); no "reportable event" (as defined in
                                  -----
     ERISA) has occurred with respect to any "pension plan" (as defined in ERISA) for which the Company would have any liability; the Company has not incurred and does not expect to incur liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any "pension plan" or
     (ii) Sections 412 or 4971 of the Internal Revenue Code of 1986, as amended, including the regulations and published interpretations thereunder (the

     "Code"); and each "pension plan" for which the Company would have any
     -----
     liability that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification.

          (oo) The Company and its subsidiaries possess all material licenses, certificates, authorizations and permits issued by, and have made all declarations and filings with, the appropriate federal, state or foreign regulatory agencies or bodies which are necessary or desirable for the ownership of their respective properties or the conduct of their respective businesses as described in the Offering Memorandum, except where the failure to possess or make the same would not, singularly or in the aggregate, have a material adverse effect on the financial position, stockholders' equity, results of operations, business prospects or operations of the Company and its subsidiaries, and neither the Company nor any subsidiary has received notification of any revocation or modification of any such license, certificate, authorization or permit or has any reason to believe that any such license, certificate, authorization or permit will not be renewed in the ordinary course.

          (pp) No action has been taken and no statute, rule, regulation or order has been enacted, adopted or issued by any governmental agency or body which prevents the issuance of the Securities or suspends the sale of the Securities in any jurisdiction; no injunction, restraining order or order of any nature by any foreign or U.S. federal or state court of competent jurisdiction has been issued with respect to the Company which would prevent or suspend the issuance or sale of the Securities or the use of the Preliminary Offering Memorandum or the Offering Memorandum in any jurisdiction; no action, suit or proceeding is pending against or, to the best knowledge of the Company, threatened against or affecting the Company before any court or arbitrator or any governmental agency, body or official, domestic or foreign, which could reasonably be expected to interfere with or adversely affect the issuance of the Securities or in any manner draw into question the validity or enforceability of any of the Operative Documents or any action taken or to be taken pursuant thereto; and the Company has complied with any and all requests by any securities authority in any jurisdiction for additional information to be included in the Preliminary Offering Memorandum or the Offering Memorandum.

          (qq) No forward-looking statement (within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act) contained in the Preliminary Offering Memorandum or the Offering Memorandum (including forward looking statements in the Supplement) has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith.

          (rr) The Company has filed on a timely basis with the Commission, to the extent required, (i) all annual and quarterly financial statements and other information required to be contained in a filing with the Commission on Forms 10-K and 10-Q and (ii) all current reports required to be filed with the Commission on Form 8-K.

     2. Purchase, Sale and Delivery of Securities. On the basis of the representations and warranties contained in, and subject to the terms and conditions of, this Agreement, the Company agrees to sell to the Initial Purchaser, and the Initial Purchaser agrees to purchase from the Company, the number of Notes set forth opposite the Initial Purchaser's name on Schedule I hereto at a purchase price of (Euro)0.95 per Note, plus accrued interest, if any, from August 26, 2004, to the Closing Date.

     The Company will deliver, against payment of the purchase price, Notes in the form of one or more certificates in global or definitive form. If the Notes are offered in global form, beneficial interests in the Notes will be shown on, and transfers thereof will be effected only through, records maintained in book-entry form by The Depository Trust Company ("DTC") and its
                                                                ---
participants, including, as applicable, Morgan Guaranty Trust Company of New

York, Brussels office, as operator of the Euroclear System, and Cedelbank, societe anonyme. Payment for the Notes shall be made by or on behalf of the Initial Purchaser in same day funds by wire transfer to an account previously designated to the Initial Purchaser by the Company at a bank reasonably acceptable to the Initial Purchaser at 4:00 p.m. (London time), on August 26, 1999, or at such other time not later than seven full business days thereafter as the Initial Purchaser and the Company determine, such time being herein referred to as the "Closing Date", against delivery at the office of Simpson
                    ------------
Thacher & Bartlett (London) at least 24 hours prior to the Closing Date to the Trustee.

     3.  Representations by Initial Purchaser; Resale by Initial Purchaser.

          (a) The Initial Purchaser represents and warrants to the Company that it is an "accredited investor" within the meaning of Regulation D under the Securities Act.

          (b) The Initial Purchaser acknowledges that the Securities have not been registered under the Securities Act and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons except in accordance with Rule 144A or Regulation S or pursuant to another exemption from the registration requirements of the Securities Act. The Initial Purchaser represents and agrees that it has offered and sold the Securities and will offer and sell the Securities (i) as part of its distribution at any time and (ii) otherwise until 40 days after the later of the date of commencement of the Offering and the Closing Date, only in accordance with Rule 903 or Rule 144A under the Securities Act ("Rule
                                                                      ----
     144A").  Accordingly, neither the Initial Purchaser nor its affiliates, nor
     ----
     any persons acting on its behalf, have engaged or will engage in any directed selling efforts with respect to the Securities, and the Initial Purchaser, its affiliates and all persons acting on its behalf have complied and will comply with the offering restrictions requirement of Regulation S. The Initial Purchaser agrees that, at or prior to confirmation of sale of the Notes other than a sale pursuant to Rule 144A, the Initial Purchaser will have sent to each distributor, dealer or person receiving a selling concession, fee or other remuneration that purchases the Securities from it during the restricted period a confirmation or notice to substantially the following effect:

          "The Securities covered hereby have not been registered under the U.S. Securities Act of 1933, as amended (the "Securities Act"), and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons (i) as part of their distribution at any time or (ii) otherwise until 40 days after the date of the commencement of the offering and the closing date, except in either case in accordance with Regulation S (or Rule 144A if available) under the Securities Act. Terms used above have the meanings given to them by Regulation S."

          Terms used in this subsection (b) have the meanings given to them by Regulation S.

          (c) The Initial Purchaser agrees that it and each of its affiliates have not entered and will not enter into any contractual arrangement with respect to the distribution of the Securities except with the prior written consent of the Company.

          (d) The Initial Purchaser and each of its affiliates has not solicited offers for nor offered or sold and each agrees that it will not solicit offers for nor offer or sell the Securities in the United States by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) under the Securities Act, including, but not limited to, (i) any advertising, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio or (ii) any seminar or meeting whose attendees have been invited by any general solicitation or general advertising. The Initial Purchaser agrees, with respect to initial resales made in reliance on Rule 144A of any of the Securities, to deliver either with the confirmation of such initial resale or otherwise prior to settlement of such initial resale a notice (which may be included in the Offering Memorandum) to the effect that the initial resale of such Securities has been made in reliance upon the exemption from the registration requirements of the Securities Act provided by Rule 144A.

          (e) The Initial Purchaser represents and agrees that it (i) has not solicited, and will not solicit, offers to purchase any of the Securities from, (ii) has not sold, and will not sell, any of the Securities to, and
     (iii) has not distributed, and will not distribute, the Offering Memorandum to any person or entity in any jurisdiction outside of the United States except, to the best of the Initial Purchaser's knowledge and belief, in compliance in all material respects with all applicable laws. For the purpose of this Agreement, "United States" means the United States of
                                 -------------
     America, its territories, its possessions and other areas subject to its jurisdiction.

     4.  Further Agreements of the Company.  The Company agrees as follows:

          (a) The Company will advise the Initial Purchaser promptly of any proposal to amend or supplement the Offering Memorandum and will not effect such amendment or supplement to which the Initial Purchaser shall reasonably object after being given notice thereof and reasonable time for review. If, at any time prior to completion of the resale of the Notes by the Initial Purchaser, any event shall occur or condition exist as a result of which it is necessary, in the opinion of counsel for the Initial Purchaser or counsel for the Company, to amend or supplement the Offering Memorandum in order that the Offering Memorandum will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at the time it is delivered to a purchaser, not misleading, or if it is necessary to amend or supplement the Offering Memorandum to comply with applicable law, to promptly prepare such amendment or supplement as may be necessary to correct such untrue statement or omission or so that the Offering Memorandum, as so amended or supplemented, will comply with applicable law. Neither the Initial Purchaser's consent to, nor its delivery to offerees or investors of, any such amendment or supplement shall constitute a waiver of any of the conditions set forth in Section 6.

          (b) The Company will furnish to the Initial Purchaser copies of the Offering Memorandum (and all amendments and supplements thereto) as soon as available and in such quantities as the Initial Purchaser shall reasonably request for internal use and for distribution to prospective purchasers, and the Company will furnish to the Initial Purchaser as soon as practicable four copies of the Offering Memorandum (including four copies of the Supplement) , each signed by a duly authorized officer of the Company, one of which will include the independent accountants' reports therein manually signed by such independent accountants. For so long as any of the Securities are outstanding, if the Company is ever not subject to Section 13 or 15(d) of the Exchange Act and is not exempt from reporting pursuant to Rule 12g3-2(b) under the Exchange Act, the Company will promptly furnish or cause to be furnished to the Initial Purchaser and the holders of the Securities, and, upon request of prospective purchasers of the Securities, to such purchasers, copies of the information required to be delivered to holders and prospective purchasers of the Securities pursuant to Rule 144A(d)(4) under the Securities Act (or any successor provision thereto) in order to permit compliance with Rule 144A in connection with resales by such holders of the Securities. The Company will pay the expenses of printing and distributing to the Initial Purchaser all such documents.

          (c) The Company will file on a timely basis with the Commission, to the extent such filings are accepted by the Commission and whether or not the Company has a class of securities registered under the Exchange Act,
     (i) all annual and quarterly financial statements and other financial information required to be contained in a filing with the Commission on Forms 10-K and 10-Q (which financial statements shall be prepared in accordance with U.S. GAAP), including a "Management's Discussion and Analysis of Financial Condition and Results of Operations" and, with respect to the annual financial information, a report thereon by the Company's certified independent accountants and (ii) all current reports required to be filed with the Commission on Form 8-K. Such quarterly financial information shall be filed with the Commission within 45 days following the end of each fiscal quarter of the Company, and such annual financial information shall be furnished within 90 days following the end of each fiscal year of the Company. Such annual financial information shall include the geographic segment financial information required to be disclosed by the Company under Item 101(d) of Regulation S-K under the Securities Act. The Company will also be required (a) to file with the Trustee, and provide to each holder, without cost to such holder, copies of such reports and documents within 15 days after the date on which the Company files such reports and documents with the Commission or the date on which the Company would be required to file such reports and documents if the Company were so required, and (b) if filing such reports and documents with the Commission is not accepted by the Commission or is prohibited under the Exchange Act, to supply at the Company's cost copies of such reports and documents to any prospective holder promptly upon request.

          (d) The Company will promptly from time to time exercise best efforts to take such action as the Initial Purchaser may reasonably request to qualify the Securities for offering and sale under the securities laws of such jurisdictions as the Initial Purchaser may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the resale of the Notes; provided, however, that in connection therewith the Company shall not be required to qualify as a foreign corporation or to take any action that would subject it to general consent to service of process in any jurisdiction (other than pursuant to an Operative Document) in which it is not now so subject or otherwise subject itself to taxation in any jurisdiction in which it is not otherwise so qualified or subject.

          (e) Until the second anniversary of the Closing Date, the Company will, upon request, furnish to the Initial Purchaser and any holder of Securities, a copy of the restrictions on transfer which the Company believes are applicable to the Securities; provided, however, that nothing contained herein shall obligate the Company to track or trace particular Securities held by anyone other than the Company or any of its affiliates (as defined in Rule 144 under the Securities Act).

          (f) In connection with the offering, until the Initial Purchaser shall have notified the Company of the completion of the resale of the Notes, neither the Company nor any of its affiliates have bid for or purchased or will bid for or purchase, either alone or with one or more other persons, for any account in which they or any of their affiliates have a beneficial interest any Notes nor have they attempted or will they attempt to induce any person to purchase any Notes; and neither they nor any of their affiliates will make bids or purchases for the purpose of creating actual, or apparent, active trading in, or of raising the price of, the Notes.

          (g) For a period of 90 days after the date hereof, neither the Company nor any of its direct or indirect subsidiaries will (i) offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, any debt securities issued or guaranteed by the Company or any such subsidiary and having a maturity of more than one year from the date of issue other than pursuant to obligations under registration rights agreements or (ii) directly or indirectly, offer for sale, sell or otherwise dispose of (or enter into any transaction or device which is designed to, or could be expected to, result in the disposition or purchase by any person at any time in the future of) any shares of Common Stock (other than shares issued through private placements in connection with the acquisition of the capital stock or assets of another company, shares issued pursuant to employee benefit plans, qualified stock option plans or other employee compensation plans existing on the date hereof or pursuant to currently outstanding options, warrants or rights), or sell or grant options, rights or warrants with respect to any shares of Common Stock (other than the grant of options pursuant to option plans existing on the date hereof), in each case, without the prior written consent of the

     Initial Purchaser. Neither the Company nor any of its direct or indirect subsidiaries will at any time offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, any securities under circumstances where such offer, sale, pledge, contract or disposition would cause the exemption afforded by Section 4(2) of the Securities Act or the safe harbor of Regulation S thereunder to cease to be applicable to the offer and sale of the Securities.

          (h) The Company will indemnify and hold harmless the Initial Purchaser against any documentary, stamp or similar issuance tax, including any interest and penalties, on the creation, issuance and sale of the Securities and on the initial resale thereof by the Initial Purchaser and on the execution and delivery of this Agreement. All payments to be made by the Company hereunder shall be made without withholding or deduction for or on account of any present or future taxes, duties or governmental charges whatsoever unless the Company is compelled by law to deduct or withhold such taxes, duties or charges. In that event, the Company shall pay such additional amounts as may be necessary in order that the net amounts received after such withholding or deduction shall equal the amounts that would have been received if no withholding or deduction had been made.

          (i) The Company will apply the net proceeds from the sale of the Notes as set forth in the Offering Memorandum under the caption "Use of Proceeds."

          (j) Between the date hereof and the Closing Date (both dates inclusive), the Company will notify and consult with the Initial Purchaser, and cause its subsidiaries and all other parties acting on its or their behalf to notify and consult with the Initial Purchaser, prior to issuing any announcement which could be material in the context of the distribution of the Securities.

          (k) The Company will promptly inform the Initial Purchaser of any communications received by it from any governmental or regulatory agency or authority, including, without limitation, any German or Italian regulatory authority, any relevant stock exchange or trading market (including the Freiverkehr of the Frankfurt Stock Exchange), or the Commission, relating to the offering of the Securities and to furnish the Initial Purchaser with copies thereof.

          (l) The Company will take such steps as shall be necessary to ensure that neither the Company nor any subsidiary shall become an "investment company" within the meaning of such term under the Investment Company Act and the rules and regulations of the Commission thereunder.

          (m) The Company will not take, directly or indirectly, any action which is designed to stabilize or manipulate, or which constitutes or which might reasonably be expected to cause or result in stabilization or manipulation, of the price of any security of the Company in connection with the offering of the Securities.

          (n) If not effected prior to the Closing Date and the Initial Purchaser has waived the conditions set forth in Section 6(r) hereof, upon request by the Initial Purchaser, the Company will promptly apply to list the Notes or have them admitted for trading on an internationally recognized stock exchange or over-the-counter trading market and will use its best efforts to ensure that such application is accepted.

          (o) The Company will use its best efforts to cause the Notes to be eligible for inclusion in the Private Offerings, Resale and Trading through Automated Linkages Market of The Nasdaq Stock Market, Inc. (the "PORTAL
                                                                      ------
     Market").
     ------

          (p) The Company will cause each of Schitag Ernst & Young, AG and Grant Thornton S.p.A. to deliver an initial comfort letter, dated the date hereof, to the Initial Purchaser in form and substance reasonably satisfactory to the Initial Purchaser at or prior to the time copies of the Offering Memorandum (including the Supplement) are furnished to the Initial Purchaser.

          (q) The Company will prepare the Offering Memorandum (including the Supplement) on or prior to the Closing Date in form and substance reasonably satisfactory to the Initial Purchaser. The Supplement shall contain Consolidated Statements of Loss and Comprehensive Loss and Consolidated Statements of Cash Flows, each as of and for the six months ended June 30, 1998 and 1999, Consolidated Balance Sheets as of the year ended December 31, 1998 and the six months ended June 30, 1999, a "Management's Discussion and Analysis of Financial Condition and Results of Operations" comparing the six months ended June 30, 1999 with the six months ended June 30, 1998 and pro forma consolidated financial information for the Company as of and for the six months ended June 30, 1999 reflecting, among other transactions, the acquisition of Flashnet.

          (r) At any time prior to (i) the listing of the Notes or an admission for their trading on an internationally recognized stock exchange or the Freiverkehr of the Frankfurt Stock Exchange (provided, however, that such listing or admission occurs within four weeks of the Closing Date) or (ii) completion of the resale of the Notes by the Initial Purchaser, the Company will provide, and cause its Subsidiaries, affiliates and advisors to provide, to the Initial Purchaser promptly upon its request, all information deemed necessary by the Initial Purchaser and its legal counsel and access to officers, directors, employees and advisors of the Company and its Subsidiaries in order to complete and continue its "due diligence" review of the Company and its Subsidiaries.

     5. Expenses. The Company agrees, to pay: (a) the costs incident to the authorization, issuance, registration (as set forth in the Registration Rights Agreement), sale and delivery of the Securities and any taxes payable in that connection; (b) the costs incident to the preparation, printing and distributing of the Preliminary Offering Memorandum and the Offering Memorandum and any amendment or supplement thereto, all as provided in this Agreement; (c) any fees charged by investment rating agencies for the rating of the Securities; (d) the fees and expenses of qualifying the Securities under the securities laws of the several jurisdictions as provided in Section 4(d) and of preparing, printing and distributing a Blue Sky Memorandum

(including reasonable related fees and expenses of counsel to the Initial Purchaser); (e) the costs of preparing certificates evidencing the Securities;
(f) all expenses and fees in connection with the application for inclusion of the Securities in the PORTAL Market, and the obtaining of any approval from any relevant authority in Germany or any other country in which the securities are listed or admitted for trading on a stock exchange or over-the-counter trading market; (g) the fees and expenses (including fees and disbursements of counsel) of the Trustee; (h) the fees and expenses of any Authorized Agent (as defined in Section 15 hereof); (i) the cost and charges of any transfer agent or registrar;
(j) all stamp or other issuance or transfer taxes or governmental duties, if any, payable by the Initial Purchaser in connection with the offer and sale of the Notes to the Initial Purchaser; and (k) all other costs and expenses incident to the performance of the obligations of the Company under this Agreement not otherwise specifically provided for in this Section, including, without limitation, the fees and expenses of Schitag Ernst & Young, AG, the Company's independent accountants, and Grant Thornton S.p.A., Flashnet's independent accountants, and the fees and expenses of Powell, Goldstein, Frazer & Murphy LLP, U.S. counsel to the Company, Besner Kreifels Weber, German counsel to the Company, Avv. Fausto D'Ambrosio, Italian counsel to the Company, and Dr. Thomas Herndl, Austrian counsel to the Company, provided that, except as provided in this Section 5 and in Section 9, the Initial Purchaser shall pay its own costs and expenses and any transfer taxes on the Securities which it may sell.

     6. Conditions of the Initial Purchaser's Obligations. The several obligations of the Initial Purchaser hereunder are subject to the accuracy, when made and on the Closing Date, of the representations and warranties of the Company contained herein, to the performance by the Company of its obligations hereunder, and to each of the following additional terms and conditions:

          (a) The Initial Purchaser shall not have discovered and disclosed to the Company on or prior to the Closing Date that the Offering Memorandum or any amendment or supplement thereto (including the Supplement) contains any untrue statement of a fact which, in the opinion of counsel to the Initial Purchaser, is material or omits to state any fact which, in the opinion of such counsel, is material and is required to be stated therein or is necessary to make the statements therein not misleading.

          (b) All corporate proceedings and other legal matters incident to the authorization, form and validity of this Agreement, the Indenture, the Registration Rights Agreement, the Offering Memorandum or any amendment or supplement thereto (including the Supplement), and all other legal matters relating to this Agreement, the Indenture, the Registration Rights Agreement and the transactions contemplated hereby and thereby shall be reasonably satisfactory in all material respects to counsel to the Initial Purchaser, and the Company, shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

          (c) Powell, Goldstein, Frazer & Murphy LLP shall have furnished to the Initial Purchaser its written opinion, as U.S. counsel to the Company, addressed to the Initial Purchaser and dated the Closing Date, in form and substance satisfactory to the Initial Purchaser, to the effect that:

               (i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, is duly qualified to do business and is in good standing as a foreign corporation in each U.S. jurisdiction in which its ownership or lease of property or the conduct of its businesses requires such qualification, and has all power and authority necessary to own or hold its properties and conduct the businesses in which it is engaged;

               (ii) The Company has an authorized capitalization as set forth in the Supplement and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and nonassessable and conform to the description thereof contained in the Offering Memorandum;

               (iii) To the best of such counsel's knowledge there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property or assets of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries, might have a material adverse effect on the financial position, stockholders' equity, results of operations, business or prospects of the Company and its subsidiaries; and, to the best of such counsel's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

               (iv) The Company has full right, power and authority to execute and deliver each of the Operative Documents and to perform its obligations thereunder; and all corporate action required to be taken for the due and proper authorization, execution and delivery of each of the Operative Documents and the consummation of the transactions contemplated thereby has been duly and validly taken;

               (v) Each of the Operative Documents is in proper legal form for the enforcement thereof against the Company without further action on the part of the Initial Purchaser, the holders of the Securities, or the Trustee;

               (vi) This Agreement has been duly authorized, executed and delivered by the Company and, assuming due authorization, execution and delivery by the Initial Purchaser, constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except that the enforcement thereof may be subject to bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing, and except, with respect to the rights of indemnification and contribution thereunder, where enforcement thereof may be limited by public policy;

               (vii) The Indenture has been duly authorized, executed and delivered by the Company and, assuming due authorization, execution and delivery of the Indenture by the Trustee, constitutes a valid and legally binding agreement of the Company, enforceable against the Company in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) or an implied covenant of good faith and fair dealing;

               (viii) The Indenture conforms in all material respects with the requirements of the Trust Indenture Act and the rules and regulations of the Commission applicable to an indenture eligible to be qualified thereunder;

               (ix) The Registration Rights Agreement has been duly authorized, executed and delivered by the Company and, assuming due authorization, execution and delivery of the Registration Rights Agreement by the Initial Purchaser, constitutes a valid and legally binding agreement of the Company, enforceable against the Company in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) or an implied covenant of good faith and fair dealing, and except, with respect to the rights of indemnification and contribution thereunder, where enforcement thereof may be limited by public policy;

               (x) The certificates used to evidence the Notes are in due and proper form and comply with all applicable statutory requirements of U.S. federal, Delaware and New York law; the certificates used to evidence the Secondary Notes will be, when issued, in due and proper form and will comply with all applicable statutory requirements of U.S. federal, Delaware and New York law;

               (xi) The Notes have been duly authorized, executed and delivered by the Company and, assuming due authentication thereof by the Trustee, upon payment and delivery in accordance with this Agreement and the Indenture, will be duly and validly issued and outstanding and will constitute valid and legally binding obligations of the Company entitled to the benefits of the Indenture and enforceable against the Company in accordance with their terms, except as enforcement thereof may be limited by bankruptcy, insolvency, fraudulent, conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether in a proceeding in equity or at law) or an implied covenant of good faith and fair dealing;

               (xii) The Secondary Notes have been duly authorized, and when executed and issued by the Company in satisfaction of its interest obligations under the Indenture and duly authenticated by the Trustee in accordance with the Indenture, will constitute valid and legally binding obligations of the Company entitled to the benefits of the Indenture and enforceable against the Company in accordance with their terms, except as enforcement thereof may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether in a proceeding in equity or at law) or an implied covenant of good faith and fair dealing.

               (xiii) The Conversion Shares have been duly authorized and, when issued in accordance with the terms and conditions contained in the Indenture upon conversion of the Notes or the Secondary Notes into Common Stock, will be validly issued in accordance with the laws of the State of Delaware and the provisions of the Certificate of Incorporation and By-laws of the Company and will be fully paid and nonassessable and holders of such Conversion Shares will have no other liability for any debt or other obligation of the Company towards third parties in their capacity as holders of such Conversion Shares; such Conversion Shares, when issued, will not be subject to any preemptive or similar rights and will be free and clear of all liens, encumbrances, equities and claims or restrictions on transferability;

               (xiv) There are no preemptive or other rights to subscribe for or to purchase, nor any restriction upon the voting or transfer of, any shares of the Common Stock or pursuant to the Company's Certificate of Incorporation or By-Laws or any agreement or other instrument known to such counsel;

               (xv) There are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities to be registered pursuant to the Registration Rights Agreement or in any securities being registered pursuant to any other registration statement filed by the Company under the Securities Act other than the Registration Rights Agreement among the Company, Lehman and the Initial Purchaser dated July 8, 1999 with respect to the Company's Senior Notes;

               (xvi) The execution, delivery and performance of the Operative Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby, do not and will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to, any material indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument to which the Company or any of its subsidiaries is subject, nor will such actions result in any violation of (A) the provisions of the Certificate of Incorporation or By-laws or equivalent constitutive documents of the Company or any of its subsidiaries, (B) any existing applicable law, rule or regulation of any court or governmental agency or body of the United States or the State of New York or any Delaware governmental agency or body acting pursuant to the Delaware General Corporation Law (other than state securities or Blue Sky laws as to which we have not been requested to express any opinion) or (C) any order, known to such counsel, of any government, governmental instrumentality or court of the United States or the State of New York having jurisdiction over the Company or any of its properties or assets or any Delaware governmental agency or body acting pursuant to the Delaware General Corporation Law;

               (xvii) No consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or body of the United States or the State of New York or any Delaware governmental agency or body acting pursuant to the Delaware General Corporation Law is required for the consummation of the transactions contemplated by the Operative Documents in connection with the issuance or sale of the Notes by the Company (assuming compliance with the terms of the Operative Documents by the parties thereto), except, with respect to the transactions contemplated by the Registration Rights Agreement, as may be required under the Securities Act, the Trust Indenture Act and the rules and regulations of the Commission thereunder, and otherwise except as may be required by state or foreign securities or Blue Sky laws (as to which such counsel expresses no opinion);

               (xviii) The descriptions in the Offering Memorandum of statutes, legal and governmental proceedings and contracts and other documents are accurate in all material respects to the extent the foregoing concern the federal laws of the United States, the laws of the State of New York and the Delaware General Corporation Law; the statements set forth in the Offering Memorandum under the caption "Description of the Notes," insofar as such statements purport to constitute a summary of the terms of the Indenture and the Registration Rights Agreement, fairly summarize such terms, agreements and other documents in all material respects; and the statements set forth in the Offering Memorandum under the caption "Certain United States Federal Income Tax Consequences to Non-U.S.

          Holders" insofar as they purport to constitute summaries of matters of U.S. federal income tax law and legal conclusions with respect thereto constitute accurate summaries of the matters described therein all material respects;

               (xix) The Company is not an open-end investment company, unit investment trust or face-amount certificate company that is or is required to be registered under Section 8 of the Investment Company Act, nor is it a closed-end investment company required to be registered, but not registered, thereunder; and the Company is not and, after giving effect to the offering and sale of the Notes and the application of the proceeds thereof as described in the Offering Memorandum, will not be an "investment company" as defined in the Investment Company Act and the rules and regulations of the Commission thereunder;

               (xx) No New York State or any New York City stamp or documentary taxes payable by or on behalf of the Initial Purchaser or the Company are required to be paid with respect to the execution of the Indenture and the authorization, issuance, sale and delivery of the Securities to the Initial Purchaser in the manner contemplated by this Agreement;

               (xxi)   The Company can sue and be sued in its own name;

               (xxii) The Company has, pursuant to Section 15 of this Agreement, legally, validly and irrevocably submitted to the personal jurisdiction of any state or federal court located in the Borough of Manhattan, The City of New York, New York in any action arising out of or relating to this Agreement or the transactions contemplated thereby, and has legally, validly and effectively appointed the Authorized Agent as its authorized agent for the purposes described in
          Section 15 of this Agreement;

               (xxiii) The Securities satisfy the eligibility requirements of Rule 144A(d)(3) under the Securities Act;

               (xxiv) Neither the Company nor any of its Affiliates (as defined in Rule 501(b) of Regulation D promulgated under the Securities Act) has directly, or through any agent, sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any "security" (as defined in the Securities Act) which is or will be integrated with the sale of Securities in a manner that would require the registration under the Securities Act of the Securities; and

               (xxv) No registration of the Securities under the Securities Act, and no qualification of an indenture under the Trust Indenture Act, is required in connection with the offer and sale of the Notes by the Company to the Initial Purchaser or in connection with the initial resale of the Notes by the Initial Purchaser in the manner contemplated in this Agreement and the Offering Memorandum.

          Such counsel shall also have furnished to the Initial Purchaser a written statement, addressed to the Initial Purchaser and dated the Closing Date, in form and substance satisfactory to the Initial Purchaser, to the effect that (i) the Offering Memorandum (including the Supplement) conforms in all material respects to the requirements of, and contains all information that would be required to be presented by, the Securities Act and the rules and regulations promulgated thereunder that would have been applicable thereto if such Offering Memorandum were a prospectus included in a registration statement on Form S-1 under the Securities Act, however, had the Company submitted the Offering Memorandum to the staff of the Commission, there may have been comments from the staff requiring amendments before the offer document was declared effective, and (ii) (x) such counsel has acted as counsel to the Company in connection with the preparation of the Offering Memorandum (including the Supplement) and (y) based on the foregoing, no facts have come to the attention of such counsel which gave it reason to believe that the Offering Memorandum (including the Supplement) (other than the financial statements, statistical and other financial data contained therein or omitted therefrom, as to which such counsel has not been requested to comment), as of its date or the Closing Date, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in light of circumstances under which they were made, not misleading. The foregoing opinion and statement may be qualified by a statement to the effect that such counsel does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Offering Memorandum except for the statements made in the Offering Memorandum under the captions "Description of the Notes" and "Certain United States Federal Income Tax Consequences to Non-U.S. Holders" insofar as such statements relate to the provisions of the Securities, this Agreement, the Indenture, and the Registration Rights Agreement or concern legal matters.

          In rendering such opinion, such counsel may (i) state that its opinion is limited to matters governed by the federal laws of the United States of America, the laws of the State of New York and the General Corporation Law of the State of Delaware (and may contain such assumptions and qualifications as are satisfactory in form and substance to the Initial Purchaser) and (ii) rely (to the extent such counsel deems proper and specifies in its opinion) as to matters involving the application of the laws of Germany, Italy and Austria upon the opinions of Besner Kreifels Weber, Avv. Fausto D'Ambrosio and Dr. Thomas Herndl, respectively, referred to in Sections 6(d)(1), (2) and (3) below.

          (d) (1) Besner Kreifels Weber shall have furnished to the Initial Purchaser its written opinion, as German counsel to the Company, addressed to the Initial Purchaser and dated the Closing Date, in form and substance satisfactory to the Initial Purchaser, to the effect that:

               (i) Each of Cybernet AG, Cybernet GmbH, Cybernet E-Commerce, Carolin and Open:Net (the "German Subsidiaries") has been duly
                                      -------------------
          incorporated and is validly existing as a corporation (and, in the case of Cybernet E-Commerce, is a limited partnership validly existing as a limited partnership) in good standing under the laws of Germany, is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which its ownership or lease of property or the conduct of its business requires such qualification and has all power and authority necessary to own or hold its properties and conduct the businesses in which it is engaged;

               (ii) All of the issued shares of capital stock of the German Subsidiaries have been duly and validly authorized and issued and are fully paid, nonassessable and are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims;

               (iii) To the best of such counsel's knowledge and other than as set forth in the Offering Memorandum there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property or asset of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries might have a material adverse effect on the consolidated financial position, stockholders' equity, results of operations, business or prospects of the Company and its subsidiaries; and, to the best of such counsel's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

               (iv) The execution, delivery and performance of the Operative Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby, do not and will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to, any material indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument to which the Company or any of its subsidiaries is subject, nor will such actions result in any violation of (A) the provisions of the Articles of Association or bylaws or equivalent constitutive documents of any of the German Subsidiaries, (B) any existing applicable law, rule or regulation of any court or governmental agency or body of Germany or (C) any order, known to such counsel, of any government, governmental instrumentality or court of Germany having jurisdiction over the Company or any of its properties or assets;

               (v) No consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or body of Germany or any political subdivision thereof is required for the consummation of the transactions contemplated by the Operative Documents in connection with the issuance or sale of the Notes by the Company (assuming compliance with the terms of the Operative Documents by the parties thereto), except, with respect to the transactions contemplated by the Registration Rights Agreement;

              (vi) Under German law, the Company would be deemed to have had sufficient contacts with the United States and would be recognized as a validly existing Delaware corporation and as the holding company and owner of all the issued shares of capital stock of Cybernet AG and the other German Subsidiaries.

              (vii) The descriptions in the Offering Memorandum of statutes, legal and governmental proceedings and contracts and other documents are accurate in all material respects to the extent the foregoing concern the laws of Germany; the statements set forth in the Offering Memorandum under the captions "Risk Factors -- There May be Questions about our Status Under German Law," "Risk Factors -- We Are Subject to Regulation" and "Business -- Regulation," to the extent that they constitute summaries of matters of German law or regulation or legal conclusions, fairly summarize the matters described therein in all material respects;

              (viii) Any judgment obtained in a United States federal or state court of competent jurisdiction sitting in New York City arising out of or in relation to the obligations of the Company under the Operative Documents would be enforced against the Company in the courts of Germany without substantive reexamination or relitigation on the merits of the subject matter thereof;

              (ix) The Initial Purchaser would be permitted to commence proceedings against the Company in German courts based on this Agreement, and the holders of Notes and Conversion Shares (or the Trustee acting on their behalf) (the "Holders") would be permitted to
                                                -------
          commence proceedings against the Company in German courts based on the Operative Documents (to the extent that such Initial Purchaser and Holders have direct contractual rights against the Company under such Operative Documents, Notes, or Conversion Shares, as appropriate, which arise as a result of valid and binding obligations of the Company under such documents in accordance with the laws of the State of New York), and such German courts would recognize the choice of law provisions of the Operative Documents;

              (x) Under German law, the agreement of the Company that Operative Documents shall be governed by the laws of the State of New York will, if it constitutes a binding agreement under the laws of the State of New York, be recognized by the courts of Germany;

              (xi) The indemnification and contribution provisions set forth in Section 7 herein do not contravene the public policy or laws of Germany;


              (xii) Under German law, the submission by the Company to the jurisdiction of the United States federal or New York state courts sitting in New York City set forth in each of the Operative Documents, is enforceable against the Company, and service of process effected in the manner set forth in the Operative Documents, assuming validity under the laws of the State of New York, will be effective, insofar as German law is concerned;

              (xiii) All real property and buildings held under lease by the Company and the German Subsidiaries are held by them under valid subsisting and enforceable leases; and

              (xiv) No stamp, registration or other similar taxes or duties are payable in Germany by or on behalf of the Initial Purchaser upon or in connection with the sale and delivery to or by the Initial Purchaser of the Notes as contemplated by the Offering Memorandum, and it is not necessary, prior to the Initial Purchaser seeking enforcement of any of the Operative Documents in Germany, that any stamp or similar tax be paid.

          In rendering such opinion, such counsel may state that its opinion is limited to matters governed by German law (and may contain such assumptions and qualifications as are satisfactory in form and substance to the Initial Purchaser) and shall state that each of Powell, Goldstein, Frazer & Murphy LLP and Simpson Thacher & Bartlett may rely upon its opinion with respect to matters of German law.

          (2) Avv. Fausto D'Ambrosio, Italian counsel to the Company, shall have furnished to the Initial Purchaser its written opinion, addressed to the Initial Purchaser and dated the Closing Date, in form and substance satisfactory to the Initial Purchaser, to the effect that:

              (i)   Flashnet and Eclipse (the "Italian Subsidiaries") have
                                               --------------------
          been duly incorporated and are validly existing as corporations in good standing under the laws of Italy, are duly qualified to do business and are in good standing as foreign corporations in each jurisdiction in which their ownership or lease of property or the conduct of their businesses requires such qualification and have all power and authority necessary to own or hold their properties and conduct the businesses in which they are engaged; and

              (ii) All of the issued shares of capital stock of the Italian Subsidiaries have been duly and validly authorized and issued and are fully paid and nonassessable; and all of the issued shares of capital stock of Flashnet and 66% of the issued shares of capital stock of Eclipse are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims.

          In rendering such opinion, such counsel may state that its opinion is limited to matters governed by Italian law (and may contain such assumptions and qualifications as are satisfactory in form and substance to the Initial Purchaser) and shall state that each of Powell, Goldstein, Frazer & Murphy LLP and Simpson Thacher & Bartlett may rely upon its opinion with respect to matters of Italian law.

           (3) Dr. Thomas Herndl, Austrian counsel to the Company, shall have furnished to the Initial Purchaser its written opinion addressed to the Initial Purchaser and dated the Closing Date, in form and substance satisfactory to the Initial Purchaser, to the effect that:

                 (i) Vianet has been duly incorporated and is validly existing as a corporation in good standing under the laws of Austria, is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which its ownership or lease of property or the conduct of its businesses requires such qualification and has all power and authority necessary to own or hold its properties and conduct the businesses in which it is engaged; and

                 (ii) All of the issued shares of capital stock of Vianet have been duly and validly authorized and issued and are fully paid and nonassessable and are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims.

           In rendering such opinion, such counsel may state that its opinion is limited to matters governed by Austrian law (and may contain such assumptions and qualifications as are satisfactory in form and substance to the Initial Purchaser) and shall state that each of Powell, Goldstein, Frazer & Murphy LLP and Simpson Thacher & Bartlett may rely upon its opinion with respect to matters of Austrian law.

           (e) The Trustee shall have furnished to the Initial Purchaser an officer's certificate, dated the Closing Date, in form and substance satisfactory to the Initial Purchaser to the effect that (i) the Indenture has been duly authorized, executed and delivered by the Trustee, (ii) each person who, on behalf of the Trustee, executed and delivered the Indenture was at the date thereof and is now duly elected, appointed or authorized, qualified and acting as an officer or authorized signatory of the Trustee and duly authorized to perform such acts at the respective times of such acts and the signatures of such persons appearing on such document are their genuine signatures and (iii) such other matters reasonably requested by the Initial Purchaser to be included in such officer's certificate. Attached to such officer's certificate shall be an extract of the bylaws of the Trustee, duly adopted by its Board of Directors, respecting the signing authority of the persons mentioned in clause (ii) above and a letter from an officer of the Trustee authorizing, pursuant to such bylaws, such signing authority, which bylaws and letter at the Closing Date are in full force and effect.

          (f) With respect to the letter of Schitag Ernst & Young, AG delivered to the Initial Purchaser and dated the date hereof referred to in Section 4(p) (as used in this paragraph, the "initial letter"), the Company shall
                                           --------------
     have furnished to the Initial Purchaser a letter (as used in this paragraph, the "bring-down letter") of such accountants, addressed to the
                     -----------------
     Initial Purchaser and dated the Closing Date (i) confirming that they are independent public accountants within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission, (ii) stating, as of the date of such bring-down letter (or, with respect to matters involving changes or developments since the date as of which specified financial information is given in the Offering Memorandum, as of a date not more than five days prior to the date of each such bring-down letter), the conclusions and findings of such firm with respect to the financial information and other matters covered by its initial letter and (iii) confirming in all material respects the conclusions and findings set forth in its initial letter.

          (g) The Company shall have furnished to the Initial Purchaser a certificate, dated the Closing Date, of Andreas Eder, Chairman, President and Chief Executive Officer, and Robert Eckert, Chief Financial Officer and Treasurer, stating, on behalf of the Company, that:

                 (1) The representations, warranties and agreements of the Company in Section 1 are true and correct as of the Closing Date; and the Company has complied with all its agreements contained herein; and

                 (2) Neither the Company nor any of its subsidiaries has sustained since the date of the latest audited financial statements included in the Offering Memorandum (A) any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth in the Offering Memorandum or (B) any change in the share capital (except for the one-for-one conversion of shares of Series A Preferred Stock occurring after August 2, 1999 for Common Stock) or long-term debt of the Company or any of its subsidiaries or any change in or generally affecting the affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries, otherwise than as set forth in the Offering Memorandum; and

                 (3) They have carefully examined the Offering Memorandum (including the Supplement) and, in their opinion (A) the Offering Memorandum (including the Supplement), as of its date, did not include any untrue statement of a material fact and did not omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and (B) since such date no event has occurred which should have been set forth in an amendment to the Offering Memorandum so that the Offering Memorandum, as so amended or supplemented, would not include any untrue statement of a material fact and would not omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances in which they were made, not misleading.

          (h) (1) Neither the Company nor any of its subsidiaries shall have sustained since the date of the latest audited financial statements included in the Offering Memorandum any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth in the Offering Memorandum and (2) since such date there shall not have been any change in the share capital (except for the one-for-one conversion of shares of Series A Preferred Stock occurring after August 2, 1999 for Common Stock) or long-term debt of the Company or any of its subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries, otherwise than as set forth in the Offering Memorandum, the effect of which, in any such case described in clause (1) or (2), is, in the judgment of the Initial Purchaser, so material and adverse as to make it impracticable or inadvisable to proceed with the offering of the Securities on the terms and in the manner contemplated in the Offering Memorandum.

          (i) Subsequent to the execution and delivery of this Agreement there shall not have occurred any of the following: (1) trading in securities generally on the New York Stock Exchange, Inc. or the Nasdaq National Market System, or trading in any securities of the Company on any exchange, shall have been suspended or minimum prices shall have been established on any such exchange or such market by the Commission, by such exchange or by any other regulatory body or governmental authority having jurisdiction,
     (2) a banking moratorium shall have been declared by New York State or U.S. federal authorities or by authorities in Germany or European Union authorities, (3) the United States or Germany shall have become engaged in hostilities, there shall have been an escalation in hostilities involving the United States or Germany or there shall have been a declaration of a national emergency or war by the United States or Germany or (iv) there shall have occurred such a material adverse change in general, United States, or German economic, political or financial conditions or in currency exchange rates, taxation, exchange controls or foreign investment regulations (or the effect of international conditions on the financial markets in the United States or Germany shall be such) as to make it, in the judgment of the Initial Purchaser, impracticable or inadvisable to proceed with completion of the offering or sale of and payment for the Securities.

          (j) The Initial Purchaser shall have received on the Closing Date a counterpart of the Registration Rights Agreement which shall have been executed and delivered by the duly authorized officers of the Company.

          (k) The Indenture (in form and substance satisfactory to the Initial Purchaser) shall have been duly executed and delivered by the Company and the Trustee on the Closing Date and shall be in full force and effect on such date and the Notes shall have been duly executed and delivered by the Company and duly authenticated by the Trustees on the Closing Date.

          (l) The NASD shall have accepted the Securities for trading in the PORTAL Market.

          (m) The Notes shall have been duly authorized, executed and delivered by the Company.

          (n) There shall not have occurred any invalidation of Rule 144A under the Securities Act by any court or any withdrawal or proposed withdrawal of any rule or regulation under the Securities Act or the Exchange Act by the Commission or any amendment or proposed amendment thereof by the Commission which in the judgment of the Initial Purchaser would materially impair the ability of the Initial Purchaser to purchase, hold or effect resales of the Securities as contemplated hereby.

          (o) No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any governmental agency or body which would, as of the Closing Date, prevent the issuance or sale of the Notes; and no injunction, restraining order or order of any other nature by any court of competent jurisdiction shall have been issued as of the Closing Date which would prevent the issuance or sale of the Notes.

          (p) The Company shall have furnished to the Initial Purchaser such further information, certificates and documents as the Initial Purchaser may reasonably request.

          (q) The Initial Purchaser shall have received and be reasonably satisfied with the content of the Offering Memorandum (including the Supplement) on or prior to the Closing Date. The Supplement shall contain Consolidated Statements of Loss and Comprehensive Loss and Consolidated Statements of Cash Flows, each as of and for the six months ended June 30, 1998 and 1999, Consolidated Balance Sheets as of the year ended December 31, 1998 and the six months ended June 30, 1999, a "Management's Discussion and Analysis of Financial Condition and the Results of Operations" comparing the six months ended June 30, 1999 with the six months ended June 30, 1998 and pro forma consolidated financial information for the Company as of and for the six months ended June 30, 1999 reflecting, among other transactions, the acquisition of Flashnet.

          (r) The Company shall have effected a listing of the Notes or an admission for their trading on an internationally recognized stock exchange or the Freiverkehr of the Frankfurt Stock Exchange.

          All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance satisfactory to counsel to the Initial Purchaser.

          7.   Indemnification and Contribution.

               (a) The Company shall indemnify and hold harmless each of the Initial Purchaser, its officers and employees and each person, if any, who controls each of the Initial Purchaser within the meaning of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of the Securities), to which each of the Initial Purchaser, its officers, employees or controlling persons may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon,
          (i) any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Offering Memorandum, the Offering Memorandum, or in any amendment or supplement thereto (including the Supplement), (ii) the omission or alleged omission to state in the Preliminary Offering Memorandum, the Offering Memorandum or in any amendment or supplement thereto (including the Supplement) any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading or (iii) any act or failure to act, or any alleged act or failure to act, by the Initial Purchaser in connection with, or relating in any manner to, the Securities or the offering contemplated hereby, and which is included as part of or referred to in any loss, claim, damage, liability or action arising out of or based upon matters covered by clause (i) or (ii) above (provided that the Company shall not be liable in the case of any matter covered by this clause (iii) to the extent that it is determined in a final judgment by a court of competent jurisdiction that such loss, claim, damage, liability or action resulted directly from any such act or failure to act undertaken or omitted to be taken by the Initial Purchaser through its gross negligence or wilful misconduct), and shall reimburse each of the Initial Purchaser and such officer, employee and controlling person promptly upon demand for any legal or other expenses reasonably incurred by the Initial Purchaser, officer, employee or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in the Offering Memorandum, or in any such amendment or supplement, in reliance upon and in conformity with the written information furnished to the Company by the Initial Purchaser specifically for inclusion therein and described in Section 7(e). The foregoing indemnity agreement is in addition to any liability which the Company may otherwise have to the Initial Purchaser or to any officer, employee or controlling person of the Initial Purchaser.

               (b) The Initial Purchaser shall indemnify and hold harmless the Company, its officers and employees, each of its directors and each person, if any, who controls the Company within the meaning of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Company or any such director, officer or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon,
          (i) any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Offering Memorandum, the Offering Memorandum or in any amendment or supplement thereto or (ii) the omission or alleged omission to state in the Offering Memorandum or in any amendment or supplement thereto any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with the written information furnished to the Company by or on behalf of the Initial Purchaser specifically for inclusion therein and described in Section 7(e), and shall reimburse the Company and any such director, officer or controlling person for any legal or other expenses reasonably incurred by the Company, as the case may be, or any such director, officer or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred. The foregoing indemnity agreement is in addition to any liability which the Initial Purchaser may otherwise have to the Company or any such director, officer or controlling person.

               (c)  Promptly after receipt by an indemnified party under this
          Section 7 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 7, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this Section 7 except to the extent it has been materially prejudiced by such failure and, provided, further, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 7. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 7 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, any indemnified party shall have the right to employ separate counsel in any such action and to participate in the defense thereof but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the employment thereof has been specifically authorized by the indemnifying party in writing, (ii) such indemnified party shall have been advised by such counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the indemnifying party and in the reasonable judgment of such counsel it is advisable for such indemnified party to employ separate counsel or (iii) the indemnifying party has failed to assume the defense of such action and employ counsel reasonably satisfactory to the indemnified party, in which case, if such indemnified party notifies the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party, it being understood, however, that the indemnifying party shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (in addition to one separate firm of attorneys as local counsel, if appropriate under the circumstances) at any time for all such indemnified parties, which firm shall be designated in writing by the Initial Purchaser, if the indemnified parties under this Section 7 consist of the Initial Purchaser or any of its officers, employees or controlling persons, or by the Company, if the indemnified parties under this Section consist of the Company or any of its directors, officers, employees or controlling persons. Each indemnified party, as a condition of the indemnity agreements contained in Sections 7(a) and 7(b), shall use its reasonable efforts to cooperate with the indemnifying party in the defense of any such action or claim. No indemnifying party shall (i) without the prior written consent of the indemnified parties (which consent shall not be unreasonably withheld) settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent (a) includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding and (b) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of the indemnified party, or (ii) be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with its written consent or if there be a final judgment of the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss of liability by reason of such settlement or judgment.

               (d) If the indemnification provided for in this Section 7 shall for any reason be unavailable to or insufficient to hold harmless an indemnified party under Section 7(a) or 7(b) in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, in such proportion as shall be appropriate to reflect the relative benefits received by the Company on the one hand and the Initial Purchaser on the other from the offering of the Securities or if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the Initial Purchaser on the other with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Initial Purchaser on the other with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Securities purchased under this Agreement (before deducting expenses but after deducting discounts and commissions) received by the Company on the one hand, and the total discounts and commissions received by the Initial Purchaser with respect to the Securities purchased under this Agreement, on the other hand, bear to the total gross proceeds from the offering of the Securities under this Agreement, in each case as set forth in the table on the cover page of the Offering Memorandum. The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand, or the Initial Purchaser on the other hand, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Initial Purchaser agree that it would not be just and equitable if contributions pursuant to this Section 7(d) were to be determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 7(d) shall be deemed to include, for purposes of this Section 7(d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 7(d), the Initial Purchaser shall not be required to contribute any amount in excess of the amount by which the total price at which the Securities purchased by it were resold exceeds the amount of any damages which the Initial Purchaser has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

               (e) The Initial Purchaser confirms that the statements with respect to the offering of the Notes set forth in the first and ninth paragraphs under the caption "Plan of Distribution" in the Offering Memorandum are correct and constitute the only information furnished in writing to the Company by or on behalf of the Initial Purchaser specifically for inclusion in the Offering Memorandum.

          8. Termination. The obligations of the Initial Purchaser hereunder may be terminated by the Initial Purchaser by notice given to and received by the Company prior to delivery of and payment for the Securities if, prior to that time, any of the events described in Sections 6(h) or 6(i) shall have occurred or if the Initial Purchaser shall decline to purchase the Securities for any reason permitted under this Agreement.

          9. Reimbursement of Initial Purchaser's Expenses. If this Agreement shall be terminated by the Initial Purchaser because of any failure or refusal on the part of the Company to comply with the terms or to fulfil any of the conditions of Section 6 (other than Subsections 6(h), (i), (o) and (r)) of this Agreement, the Company shall reimburse the Initial Purchaser for fees and expenses of its counsel and for such other out-of-pocket expenses as shall have been reasonably incurred by it in connection with this Agreement and the proposed purchase of the Securities, and upon demand the Company shall pay the full amount thereof to the Initial Purchaser.

          10. Notices, etc. All statements, requests, notices and agreements hereunder shall be in writing, and:

               (a) if to the Initial Purchaser, shall be delivered or sent by mail, telex or facsimile transmission to: Morgan Stanley & Co. Incorporated, 1585 Broadway, New York, NY 10036, Attention: Syndicate Department (Fax: +1-212-761-0192);

          With a copy to Simpson Thacher & Bartlett, 99 Bishopsgate, 21/st/ Floor, London, EC2M 3YH, Attention: William R. Dougherty, Esq. (Fax:
          +44-171-422-4022);

               (b) if to the Company, shall be delivered or sent by mail, telex or facsimile transmission to Cybernet Internet Services International Inc., Stefan-George-Ring 19-23, 81929 Munich, Germany, Attention:
          Robert Eckert, Chief Financial Officer and Treasurer (Fax: +49-89-993-15199);

          With a copy to Powell, Goldstein, Frazer & Murphy LLP, 1001 Pennsylvania Avenue, N.W., Washington D.C. 20004, Attention: Joseph M. Berl, Esq. (Fax: +1-202-624-7222).

          11. Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon the Initial Purchaser, the Company, and their respective successors. This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except that the representations, warranties, indemnities and agreements of the Company contained in this Agreement shall also be deemed to be for the benefit of the officers and employees of the Initial Purchaser and the person or persons, if any, who control the Initial Purchaser within the meaning of Section 15 of the Securities Act and the indemnity agreement of the Initial Purchaser contained in Section 7(b) of this Agreement shall be deemed to be for the benefit of directors, officers and employees of the Company and any person controlling the Company within the meaning of Section 15 of the Securities Act. Nothing in this Agreement is intended or shall be construed to give any person, other than the persons referred to in this Section 11, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

          12. Survival. The respective indemnities, representations, warranties and agreements of the Company and the Initial Purchaser contained in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall survive the delivery of and payment for the Securities and shall remain in full force and effect regardless of any investigation made by or on behalf of any of them or any person controlling any of them.

          13. Definition of the Terms "Business Day" and "Subsidiary". For purposes of this Agreement, the term "business day" means any day on which the
                                      ------------
Nasdaq National Market System is open for trading and the term "subsidiary" has
                                                                ----------
the meaning set forth in Rule 405 under the Securities Act.

          14. Governing Law. This Agreement and the rights and duties of the parties hereunder shall be governed by and construed in accordance with the laws of the State of New York.

          15. Submission to Jurisdiction; Appointment of Agent for Service; Waiver; Currency Indemnity. To the fullest extent permitted by applicable law, the Company irrevocably submits to the non-exclusive jurisdiction of any federal or state court in the Borough of Manhattan in the City of New York, County and State of New York, United States of America, in any suit or proceeding based on or arising under this Agreement, and irrevocably agrees that all claims in respect of such suit or proceeding may be determined in any such court. The Company, to the fullest extent permitted by applicable law, irrevocably and fully waives the defense of an inconvenient forum to the maintenance of such suit or proceeding and hereby irrevocably designates and appoints CSC, at New York, New York (the "Authorized Agent"), for a period of ten years from the date
                     ----------------
hereof or until such time as no Notes are outstanding, as its authorized agent upon whom process may be served in any such suit or proceeding. The Company represents that it has notified the Authorized Agent of such designation and appointment and that the Authorized Agent has accepted the same in writing. The Company hereby irrevocably authorizes and directs its Authorized Agent to accept such service. The Company further agrees that service of process upon its Authorized Agent and written notice of said service to the Company mailed by first class mail or delivered to its Authorized Agent shall be deemed in every respect effective service of process upon the Company in any such suit or proceeding. Nothing herein shall affect the right of any person to serve process in any other manner permitted by law. The Company agrees that a final action in any such suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other lawful manner. Notwithstanding the foregoing, any action against the Company arising out of or based on this Agreement or the transactions contemplated hereby may also be instituted by the Initial Purchaser, its respective officers and employees or any person who controls the Initial Purchaser within the meaning of the Securities Act in any competent court in Germany and the Company expressly accepts the jurisdiction of any such court in any such action.

          The Company hereby irrevocably waives, to the extent permitted by law, any immunity to jurisdiction to which it may otherwise be entitled (including, without limitation, immunity to pre-judgment attachment, post-judgment attachment and execution) in any legal suit, action or proceeding against it arising out of or based on this Agreement or the transactions contemplated hereby.

          The provisions of this Section 15(a) are intended to be effective upon the execution of this Agreement without any further action by the Company or the Initial Purchaser and the introduction of a true copy of this Agreement into evidence shall be conclusive and final evidence as to such matters.

               (a) The Company shall indemnify the Initial Purchaser against any loss incurred by it as a result of any judgment or order being given or made and expressed and paid in a currency (the "Judgment
                                                                   --------
          Currency") other than U.S. dollars and as a result of any variation as
          --------
          between (i) the rate of exchange at which the U.S. dollar amount is converted into the Judgment Currency for the purpose of such judgment or order and (ii) the spot rate of exchange in New York, New York at which the Initial Purchaser on the date of payment of such judgment or order is able to purchase U.S. dollars with the amount of the Judgment Currency actually received by the Initial Purchaser. If the U.S. dollars so purchased are greater than the amount originally due to the Initial Purchaser hereunder, the Initial Purchaser agrees to pay the Company an amount equal to the excess of the U.S. dollars so purchased over the amount originally due to the Initial Purchaser hereunder. The foregoing shall constitute a separate and independent obligation of the Company and the Initial Purchaser, as the case may be, and shall continue in full force and effect notwithstanding any such judgment or order as aforesaid. The term "spot rate of exchange" shall include any premiums and costs of exchange payable in connection with the purchase of, or conversion into, U.S. dollars.

          16. Counterparts. This Agreement may be executed in one or more counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original but all such counterparts shall together constitute one and the same instrument.

          17. Headings. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

          If the foregoing correctly sets forth the agreement among the Company and the Initial Purchaser, please indicate your acceptance in the space provided for that purpose below.

                                 Very truly yours,


                                 Cybernet Internet Services International, Inc.



                                 By:  /s/  Andreas Eder
                                      ------------------------------------
                                      Name:  Andreas Eder
                                      Title: President and Chief Executive
                                             Officer

Accepted:


Morgan Stanley & Co. International Limited


By:  /s/  Jorg Mohaupt
     -------------------------
     Authorized Representative

                                                     SCHEDULE I



                                                   Aggregate
                                               Principal Amount
Initial Purchaser                                  of Notes
-----------------                              ----------------

Morgan Stanley & Co. International Limited..   (Euro)25,000,000
                                               ----------------
Total.......................................   (Euro)25,000,000
                                               ================